CHANGE IN CONTROL
                           SEVERANCE PAYMENT AGREEMENT

         This Agreement, made and entered into as of the 5th day of July, 2000, by and between VAIL BANKS, INC., a Colorado corporation (the "Company"), and Peter G. Williston (hereinafter called the "Executive"),


                              W I T N E S S E T H:

         WHEREAS, the Executive has been hired by the Company and will render valuable services to the Company and its subsidiaries; and

         WHEREAS, the Company wishes to induce the Executive to remain in employment during a possible Change in Control of the Company (as defined in Section 3 below) and believes that the execution of this Agreement will further its aim in retaining the Executive during an actual or attempted Change in Control and will tend to assure fair treatment of executives in the event of a Change in Control;

         NOW, THEREFORE, for and in consideration of the premises and of the Executive's employment with the Company, the parties hereto agree as follows:

         1.       DUTIES AND STATUS OF EXECUTIVE.
                  ------------------------------

         The Executive shall perform such duties and responsibilities as shall be assigned to him by the Chief Executive Officer or the Board of Directors of the Company. The Executive shall devote his working time and attention to the discharge of his duties with the Company and its subsidiaries. In addition to the compensation and other benefits provided the Executive by the Company, the Executive shall have the additional benefits provided by this Agreement.

         2.       TERM.
                  ----

                  (a) INITIAL TERM. The term of this Agreement shall initially be a fixed period of two years that expires on the second anniversary of the date of this Agreement and may be extended as provided in subsection (b) below.

                  (b) EXTENSION. The term of this Agreement shall be extended automatically on the first anniversary and on each subsequent anniversary of the date of this Agreement (each such anniversary being referred to as an "Extension Date") for an additional one year period so that the Agreement then expires on the second anniversary of the applicable Extension Date; provided that

                           (i) the then current term of this  Agreement will not
                  be extended on any Extension Date if,
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                                    (A)  not  later  than 90  days  before  such
                           Extension   Date  the  Company  gives  the  Executive
                           written notice that it does not wish to extend the term, or

                                    (B) before such  Extension  Date the Company
                           terminates the employment of the Executive for Cause (as defined in Section 4(c), and

                           (ii) whether or not the Company has given notice to the Executive pursuant to clause (i) (A) above that it does not wish to extend the term of this Agreement, if a Change in Control occurs during the initial term of this Agreement, or any extension thereof, the term of this Agreement shall not expire sooner than the first anniversary of the date of such Change in Control.

         3. CHANGE IN CONTROL. For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred in the event of:

                  (a) an acquisition by any Person of Beneficial Ownership of the Shares of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of Company Voting Securities Outstanding, as the case may be; or

                  (b) the  approval  by the  shareholders  of the  Company  of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 3 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                  (c) a change in the composition of the Board such that the individuals who, as of the date of this Agreement, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 3 that any individual who becomes a member of the Board subsequent to the date of this Agreement whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the


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

         initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

                  (d)  Notwithstanding  the  provisions set forth in subsections
         (a) and (b), the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition of Shares by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of Shares, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

         4.       CHANGE IN CONTROL PAYMENTS AND SEVERANCE PAYMENTS.
                  -------------------------------------------------

                  (a) If a Change in Control of the Company occurs, and within 12 months of the date of such Change in Control the Executive's employment is terminated:

                           (i) by the  Company,  other than for Cause,  death or
                  Disability; or

                           (ii) by the Executive for Good Reason,

         then the Executive shall be entitled to payment (subject to payment of all applicable taxes) of the Severance Payment described in (b) below within ten (10) days after his termination of employment. If the Executive's employment is terminated by the Company for Cause or as a result of death or Disability, or by the Executive without Good Reason, the Executive shall not be entitled to any payments under this Agreement;

                  (b) The Severance Payment to Executive under subsection (a) above shall be equal to $390,000.00, minus the difference between the exercise price for the Shares for which the option has not been exercised under that certain Stock Option Agreement ("Option"), dated July 5, 2000, for 10,000 Shares, and the Fair Market Value of the Shares subject to the Option on the date of Executive's termination of employment. If the Option has been exercised in whole or in part prior to Executive's date of termination, the difference between the exercise price and the Fair Market Value of the Shares for which the Option has


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

         been exercised on the date of Executive's termination of employment, or if greater, the Fiar Market Value of the Shares on the date Executive sold any such Shares, shall also be used to reduce any payment due Executive. If Executive has otherwise received payment (whether in cash, stock or other property) for the value of the Option prior to his termination of Employment, then the amount received by Executive shall be used to reduce any payment due Executive under this Section 4. The Company shall have the authority in good faith to determine the amount due Executive as a Severance Payment pursuant to this Section 4.

                  (c)      For the purposes of this Section 4, "Cause" means:

                           (i) the  conviction of the Executive of, or a plea of
                  guilty or nolo contendere by the Executive to, any felony involving conduct on the part of the Executive that renders him unfit for the performance of his duties to the Company, or its subsidiaries and affiliates, or

                           (ii) any willful misconduct on the part of the Executive in the performance of his duties that is harmful to the Company or its subsidiaries or affiliates, monetarily or otherwise.

                  For the purpose of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

                  (d) For the purpose of this Section 4, "Disability" shall be deemed to exist if, as a result of the Executive's incapacity due to physical or mental illness, he shall have been absent from his duties with the Company on a full-time basis for 150 consecutive calendar days and within 30 days after he has received notice of termination pursuant to Section 5 he has not returned to the performance of his duties on a full-time basis.

                  (e) For the purposes of this Section 4, "Good Reason" shall be deemed to exist under any of the following circumstances, but only to the extent that they occur within the twelve month period immediately after a Change in Control:

                           (i) A material  adverse  alteration  in the nature or
                  status of Executive's responsibilities from those in effect immediately prior to the Change in Control, or

                           (ii) A material reduction by the Company in the Executive's compensation and benefits as in effect on the date hereof or as the same may be increased from time to time, except in connection with a reduction for executives generally.

                  (f) The Company agrees that, if the Executive's employment is terminated and he is entitled to benefits under Section 4(a), he shall


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

         not be required to mitigate damages by seeking other employment, nor shall any amount he earns after his termination of employment reduce the amount payable by the Company under this Agreement.

         5. NOTICE OF TERMINATION. Any termination by the Company or by the Executive of the Executive's employment shall be communicated by a written notice of termination to the other party, and shall specify the provision of this Agreement relied upon and shall set forth in reasonable detail the circumstances claimed to provide a basis for termination. The date of termination shall be the date on which the notice of termination is delivered if by the Executive or 30 days after the date of the notice of termination if given by the Company.

         6.       ASSIGNMENT; SUCCESSORS IN INTEREST.
                  ----------------------------------

                  (a) GENERAL. Except with the prior written consent of the Executive, no assignment by operation of law or otherwise by the Company of any of its rights and obligations under this Agreement may be made other than to an entity which is a successor to all or a substantial portion of the business of the Company (but then only if such entity assumes by operation of law or by specific assumption executed by the transferee and delivered to the Executive all obligations and liabilities of the Company under this Agreement); no transfer by operation of law or otherwise by the Company of all or a substantial part of its business or assets shall be made unless the obligations and liabilities of the Company under this Agreement are assumed in connection with such transfer either by operation of law or by specific assumption executed by the transferee. In such event, the Company shall remain liable for the performance of all of its obligations under this Agreement (which liability shall be a primary obligation for full and prompt performance rather than a secondary guarantee of collectibility of damages). Except for any transfer or assignment of rights under this Agreement, in whole or in part, upon the death of the Executive to his heirs, devisees, legatees or beneficiaries or except with the prior written consent of the Company, no assignment or transfer by operation of law or otherwise may be made by the Executive of any of his rights under this Agreement.

                  (b) BINDING NATURE. This Agreement shall be binding upon the parties to this Agreement and their respective legal representatives, heirs, devisees, legatees, beneficiaries and successors and assigns; shall inure to the benefit of the parties to this Agreement and their respective permitted legal representatives, heirs, devisees, legatees, beneficiaries and other permitted successors and assigns (and to or for the benefit of no other person or entity, whether an employee or otherwise, whatsoever); and any reference to a party to this Agreement shall also be a reference to a permitted successor or assign.

         7.       MISCELLANEOUS.
                  -------------

                  (a) The failure of any party to this Agreement at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same. No waiver by any


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

         party to this Agreement of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

                  (b) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid but if any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality or enforceability of any such provisions in every other respect and of the remaining provisions of this Agreement shall not be impaired.

                  (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado (without giving effect to any choice of law provisions).

                  (d) This Agreement may only be amended by a written instrument signed by the parties hereto which makes specific reference to the Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the date and year first written above.


                                 VAIL BANKS, INC.

                                 By:/s/ Lisa M. Dillon
                                         Lisa M. Dillon, President and CEO


                                 EXECUTIVE


                                  /s/ Peter G. Williston
                                 Name:  Peter G. Williston